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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant |X|   Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

|_| Definitive Proxy Statement

|X| Definitive Additional Materials

|_| Soliciting Material Pursuant to Section 240.14a-12

                                3 COM CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

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    2) Form, Schedule or Registration Statement No.:

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    3) Filing Party:

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    4) Date Filed:

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

                                   [3COM LOGO]

                               5400 Bayfront Plaza
                       Santa Clara, California 95052-8145

                                  ------------

                        SUPPLEMENT TO PROXY STATEMENT FOR
                       2002 ANNUAL MEETING OF STOCKHOLDERS

                                  ------------

      This supplements our proxy statement filed with the Securities and Exchange Commission on August 5, 2002, in connection with our 2002 Annual Meeting to be held on September 24, 2002.

                                  ------------

Related-Party Transactions

      Eric A. Benhamou, our Chairman of the Board, has been a director of Legato Systems, Inc. since March 1993. 3Com and Legato entered into an Enterprise Software License Agreement, effective as of June 28, 1999. In exchange for an $850,000 payment from 3Com, Legato granted 3Com a perpetual license to use certain Legato software. Pursuant to the License Agreement, 3Com was permitted to deploy unlimited copies of such software during a three-year period. 3Com also made three separate update and support payments of $179,748 in each of 1999, 2000, and 2001. In 2002, 3Com decided not to renew the provision of support services for the Legato software. Subsequently, Legato performed an audit of 3Com's use of their software and has alleged that 3Com "over-deployed" the Legato software. Legato claims they are now owed an additional payment by 3Com in the amount of $410,000. 3Com is evaluating this claim, which may be subject to dispute or negotiation.

Compensation of Directors

      Mr. Benhamou served as Chief Executive Officer of 3Com until December 31, 2000. As CEO, Mr. Benhamou's salary on an annualized basis was set at $750,000 and his target bonus opportunity was 100% of salary. On January 1, 2001, Mr. Benhamou transitioned to the role of employee Chairman of the Board. Effective January 1, 2001, Mr. Benhamou's annualized base salary was set at $400,000 and his target bonus opportunity was set at 50% of salary. During the fiscal year ended May 31, 2002, Mr. Benhamou received $451,500 from us in salary and bonus. Mr. Benhamou is also eligible for annual stock option grants at a level commensurate with his current duties. The compensation arrangement for Mr. Benhamou's service as employee Chairman of the Board was previously disclosed in the Report of the Compensation Committee of the Board of Directors on Executive Compensation in 3Com's Proxy Statement filed with the Securities and Exchange Commission on August 13, 2001.